SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2003


                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-25509                 42-1485449
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(State or other jurisdiction)     (Commission File No.)      (I.R.S. Employer
        of incorporation)                                    Identification No.)


Address of principal executive offices:329 Pierce Street, Sioux City, Iowa 51101
                                       -----------------------------------------

Registrant's telephone number, including area code:(712) 277-0200
                                                   --------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)

Item 5. Other Events

     First Federal Bankshares, Inc. (the "Company") announced quarterly results for the three months ended September 30, 2003. Please see Press Release dated October 31, 2003, a copy of which is included as Exhibit 99.1.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST FEDERAL BANKSHARES, INC.


DATE:  October 31, 2003             By:  /s/Barry Backhaus
                                         ---------------------------------------
                                         Barry Backhaus
                                         President and Chief Executive Officer

                                  EXHIBIT INDEX


The following Exhibits are filed as part of this report:

Exhibit 99.1 Press Release of First Federal Bankshares, Inc. dated October 31, 2003.